Exhibit 10-v(i)



                                 CONSENT OF THE
                             EXECUTIVE COMMITTEE OF
                             THE BOARD OF DIRECTORS
                            OF PACIFIC TELESIS GROUP
                              IN LIEU OF A MEETING


            THE UNDERSIGNED, being all the members of the Executive Committee of the Board of Directors of Pacific Telesis Group (the "Corporation"), a Nevada corporation, do hereby consent to and deem it advisable to adopt and do hereby adopt the following resolutions, without a meeting, pursuant to Nev. Rev. Stat. ss. 78.315, which consent shall have the same force and effect as a unanimous vote at a meeting duly held.

            WHEREAS, as a result of the merger on April 1, 1997, of the Corporation with SBC Communications Inc. (NV), a Nevada corporation, it is desirable to make changes to certain benefit plans of the Pacific Telesis Group:

            THEREFORE, BE IT:

            RESOLVED, that the Pacific Telesis Group Non-Qualified Savings Plan be, and it hereby is, amended as follows:

      The following language shall be added at the end of the first paragraph of
      Section 2: "An Employee who commences participation in another non-qualified deferral plan of Pacific Telesis Group or of any company controlling, controlled by or under common control with Pacific Telesis Group shall cease to be eligible to participate in this Plan."

      The following language shall be added at the end of the first paragraph of
      Section 4: "A Participant shall cease participation in this Plan effective upon participation in another non-qualified deferral plan of Pacific Telesis Group or of any company controlling, controlled by or under common control with Pacific Telesis Group."

            RESOLVED FURTHER, that the Pacific Telesis Group 1996 Executive Deferred Compensation Plan be, and it hereby is, amended as follows:

      The following paragraph shall be added at the end of Section 2: "Provided, however, an employee shall not be eligible to participate in this Plan if the employee participates in another non-qualified deferral plan of Pacific Telesis Group or of any company controlling, controlled by or under common control with Pacific Telesis Group."

      The last sentence of Section 4.2 shall be amended to read as follows: "An election with respect to Salary, STIP or Other Awards for services performed in a calendar year and/or with respect to LTIP for services performed in a multiple-year performance period shall be deemed irrevocably terminated when the employee, whether by transfer or termination of employment, or by participation in another non-qualified deferral plan of Pacific Telesis Group or of any company controlling, controlled by or under common control with Pacific Telesis Group, ceases to be eligible to participate in the Plan during such calendar year and/or such multiple-year performance period (as applicable)."

            RESOLVED FURTHER, that the Pacific Telesis Group 1996 Directors' Deferred Compensation Plan be, and it hereby is, amended as follows:

      The following paragraph shall be added at the end of Section 4.2: "If a Director of Pacific Telesis Group as of March 31, 1997, became a Director (which term shall be deemed to include an Advisory Director) of SBC Communications Inc., a Delaware corporation, on April 1, 1997, then such Director may irrevocably elect in writing, on or before December 31, 1997, that the Director shall not be deemed to have ceased being a Director of Pacific Telesis Group so long as the Director continuously serves as a Director of SBC Communications Inc."

            RESOLVED   FURTHER,   that  the  Pacific   Telesis  Group   Deferred
Compensation Plan for Non-Employee Directors be, and it hereby is, amended as follows:

      The following subsection 4(f) shall be added at the end of Section 4: "If a Director of Pacific Telesis Group as of March 31, 1997, became a Director (which term shall be deemed to include an Advisory Director) of SBC Communications Inc., a Delaware corporation, on April 1, 1997, then such Director may irrevocably elect in writing, on or before December 31, 1997, that the Director shall not be deemed to have ceased being a Director of Pacific Telesis Group so long as the Director continuously serves as a Director of SBC Communications Inc."

            The undersigned, consisting of all the members of the Executive Committee of the Board of Directors of the Corporation, have executed these resolutions effective November 21, 1997.





      Royce S. Caldwell                                       James D. Ellis